Income Tax Matters - Provision for Income Taxes and the Amounts Computed by Applying the Statutory Federal Income Tax Rate of 34% to Income Before Income Taxes (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Provision for income taxes and the amounts computed by applying the statutory federal income tax rate of 34% to income before income taxes
Tax computed at the statutory federal rate	$ 1,163	$ 1,056	$ 956
Increases (decrease) resulting from:
Tax exempt interest, net	(238)	(298)	(280)
State income taxes, net of federal benefit	71	115	125
Revalue of deferred tax assets	806
Other	7	22	5
Net provision for income taxes	$ 1,809	$ 895	$ 806